FORWARD FUNDS

Supplement dated July 1, 2015

to the

Summary Prospectus for Investor Class and Institutional Class Shares of the Forward U.S. Government Money Fund, Forward Funds Investor Class and Institutional Class Prospectus, Forward Funds Class A, Class B, Class C and Advisor Class Prospectus, Forward Funds Class Z Prospectus, and Forward Funds Statement of Additional Information

each dated May 1, 2015, as supplemented

NOTICE OF LIQUIDATION OF FORWARD U.S. GOVERNMENT MONEY FUND

On June 9, 2015, the Board of Trustees of Forward Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved the liquidation of the Forward U.S. Government Money Fund (the “Fund”), a series of the Trust. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or around August 26, 2015 (the “Liquidation Date”). On the Liquidation Date, the Fund will distribute pro rata to its respective shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate.

IN LIGHT OF THE PLANNED LIQUIDATION, SHARES OF THE FORWARD U.S. GOVERNMENT MONEY FUND WILL NO LONGER BE OFFERED TO NEW INVESTORS OR BE AVAILABLE FOR EXCHANGES FROM OTHER FUNDS OF THE TRUST. SHARES OF THE FUND WILL CONTINUE TO BE OFFERED FOR PURCHASE TO EXISTING INVESTORS UNTIL AUGUST 24, 2015, AND EXISTING INVESTORS MAY REINVEST DIVIDENDS UNTIL THE LIQUIDATION DATE.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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SUPP US GOV LIQ 07012015